UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2014

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

Annual Report

Dearborn Partners Rising Dividend Fund

Class A Shares
DRDAX

Class C Shares
DRDCX

Class I Shares
DRDIX

February 28, 2014

Investment Adviser

Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, IL 60606

Phone: (888) 983-3380

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	13

STATEMENT OF OPERATIONS	14

STATEMENT OF CHANGES IN NET ASSETS	15

FINANCIAL HIGHLIGHTS	16

NOTES TO FINANCIAL STATEMENTS	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	27

NOTICE OF PRIVACY POLICY & PRACTICES	28

ADDITIONAL INFORMATION	29

Greetings from Dearborn Partners, LLC,
investment adviser to the Dearborn Partners Rising Dividend Fund (the “Fund”).

On April 10, 2013 the Fund was launched to provide investors with a relatively defensive equity investment diversified across a multitude of sectors in companies that are anticipated to consistently increase their dividends over time.  Patient investors looking to outpace inflation should benefit from participating in what we believe is the long-term wealth-building potential offered by what we consider to be great businesses, while receiving an income stream with potential growth over time.

In the six months ended February 28, 2014, the equity markets continued their strong rally, with only a brief, two-week hiccup early in 2014.  The S&P 500 Index’s (the “S&P 500”) 15.07% total return over that period was led by the Health Care, Financials and Industrial sectors.  Our other benchmark, the Dow Jones U.S. Select Dividend Index, was up 13.12% over that time period, led by the Industrial, Utility and Consumer Staple constitutes.  The Fund Class I shares were up 9.44% over that period.  Returns of nine of the ten sectors with representation in our Fund were positive during the six months, with only our underweighted Financials sector (average 11% weighting for our Fund versus 16% for the S&P 500) registering a low single-digit percentage negative return.  In late October, long-term interest rates started moving upward from around 2.5% to 3% by the end of year 2013.  Values of many interest rate-sensitive securities, such as REITs (real estate investment trusts), moved inversely to those rising yields.  Because we did not include in our portfolio any companies that cut dividends or took TARP (Troubled Asset Relief Program) money during the financial crisis, our Financials sector included several high quality REITs.  The primary detractors to our Fund’s performance were our REIT holdings, three of which we no longer hold, as we attempt to modify our interest rate sensitivity.

Our Technology, Health Care and Consumer Discretionary holdings produced the best returns for the Fund.  Although our Fund’s performance participated in the stock market movement, our quest for generally defensive companies and sector weightings left us under-exposed in more cyclical and lower quality securities, which have accounted for a good deal of the broad market’s results.  Some of our best performing stocks were in the Consumer Discretionary sector, but our below-market weight in that sector also accounted for a gap in performance compared to the S&P 500.  Our overweight positions in the Telecommunications and Utilities sectors, although producing nominal positive double-digit total returns and even outperforming the same respective sectors in the S&P 500, not to mention contributing to the Fund’s yield, did not contribute strong enough relative returns to allow our Fund to keep up with the overall market.  We continue to maintain the valuation and stock selection discipline that is the genesis of our strategy, as we believe that, over time, it provides attractive total return potential when equity market risk is considered.

A few specific companies in our Fund stand out as worth mentioning.  Our best performing stock was telecommunications services provider Vodafone Group Plc (VOD), up 27.5%, primarily as a result of the sale of its stake in Verizon’s wireless business and speculation of a potential acquisition bid by AT&T, Inc. (another Fund holding).  Magellan Midstream Partners LP (MMP), a provider of transportation, storage and distribution for the energy industry, continued its strong distribution growth with year-over-year dividend increases of 14.9% in November and 17.0% in February.  The market rewarded these actions, which exemplify the capital allocation policy we seek, with a total return of 27%.  V.F. Corporation (VFC) and Polaris Industries Inc. (PII) were up 26.3% and 23.6%, respectively, as their in-favor brands satiated consumers’ appetites, and generated yet another sustained period of double-digit earnings growth.

As mentioned above, our REIT holdings, specifically Rayonier Inc. (RYN), down 22%, and Digital Realty Trust, Inc. (DLR), down 16%, were the two largest detractors to performance on the continued flight out of higher yield investments and, in DLR’s case, significant short interest.  We have removed both of these positions.  Another Fund holding, Kinder Morgan, Inc. (KMI), has been the subject of many negative headlines as the adequacy of the company’s capital spending and dividend growth potential have been, we think unreasonably, called into question notably by hedge funds and short sellers.  The stock was down 14.1% for the period.  Kinder Morgan, now one of the largest energy infrastructure companies in the U.S., generates what we consider to be a relatively stable source of cash flow to the Fund and, we think will moderately increase dividends over time.

We maintain our conviction that a path to wealth building can be accomplished through properly diversified equity investments in companies that offer the potential to increase dividends consistently over time.  We believe our Fund exemplifies those characteristics and, over the long term, offers the potential to provide attractive returns with modified risk.

Thank you for your interest in the Dearborn Partners Rising Dividend Fund.  Please feel free to contact us at any time.

Sincerely,

Carol M. Lippman, CFA	Michael B. Andelman
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are those of Dearborn Partners, LLC and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual Fund investing involves risk.  Principal loss is possible.  The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market.  In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.  The Fund may invest in foreign securities and American Depositary Receipts (ADRs), which involve political, economic and currency risks, greater volatility and differences in accounting methods.  Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses.  The Fund may invest in Master Limited Parnerships (MLPs), which can be negatively influenced when interest rates rise.  These investments also entail many of the general tax risks of investing in a partnership.  There is always the risk that an MLP will fail to qualify for favorable tax treatments.

Diversification does not guarantee a profit or protect from loss in a declining market.

It is not possible to invest directly in an index.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s.  It is not possible to invest directly in an index.

The Dow Jones US Select Dividend Index is a 100 stock, annual dividend weighted index that screens companies based on their dividend growth rate, dividend payout ratio, yield and trading volume.

Cash Flow measures the cash generating ability of a company by adding non-cash charges (i.e. depreciation) back to pre-tax income.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This report is intended for shareholders in the Dearborn Partners Rising Dividend Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Dearborn Partners, LLC is the investment adviser of the Dearborn Partners Rising Dividend Fund, which is distributed by Quasar Distributors, LLC.

Dearborn Partners Rising Dividend Fund
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/2013 - 2/28/2014).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of up to 5.00% when you invest. Class A shares are also subject to a 1.00% contingent deferred sales charge for purchases made at the $500,000 breakpoint which are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

Dearborn Partners Rising Dividend Fund
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 -
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual	$1,000.00	$1,093.50	$7.79
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.36	$7.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class C
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 -
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual	$1,000.00	$1,090.20	$11.66
Hypothetical (5% return
before expenses)	$1,000.00	$1,013.64	$11.23

*	Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Class I
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2013 -
	September 1, 2013	February 28, 2014	February 28, 2014*
Actual	$1,000.00	$1,094.40	$6.49
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dearborn Partners Rising Dividend Fund
Investment Highlights
(Unaudited)

The Fund seeks current income, rising income over time, and long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.  The Fund’s allocation of portfolio holdings as of February 28, 2014 was as follows:

Portfolio Allocation
(% of Investments)

Total Returns as of February 28, 2014

Since Inception
(4/10/2013)
Dearborn Partners Rising Dividend Fund
Class A (with sales charge)	3.75%
Class A (without sales charge)	9.25%
Class C (with sales charge)	7.47%
Class C (without sales charge)	8.47%
Class I	9.44%
S&P 500 Total Return Index	19.34%
Dow Jones US Select Dividend Index	14.84%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 983-3380.

Continued

Dearborn Partners Rising Dividend Fund
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and two broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Dow Jones US Select Dividend Index represents the country’s leading stocks by dividend yield. One hundred stocks are selected for inclusion in the index by dividend yield, subject to screens for dividend-per-share growth rate, dividend payout ratio and average daily dollar trading volume. Components are weighted by indicated annual dividend. You cannot invest directly in an index.

Growth of $10,000 Investment(1)

(1)	The minimum investment for Class I is $500,000.
(2)	The Fund commenced operations on April 10, 2013.

Dearborn Partners Rising Dividend Fund

Schedule of Investments

February 28, 2014

	Shares	Value

COMMON STOCKS – 82.77%

Air Freight & Logistics – 2.31%
United Parcel Service, Inc. – Class B	12,003	$1,149,527

Beverages – 2.21%
Coca-Cola Co.	28,808	1,100,465

Chemicals – 5.36%
Air Products & Chemicals, Inc.	11,755	1,426,117
Valspar Corp.	16,515	1,234,496
		2,660,613

Commercial Services & Supplies – 2.09%
Republic Services, Inc.	30,381	1,036,296

Communications Equipment – 2.69%
QUALCOMM, Inc.	17,757	1,336,925

Diversified Telecommunication Services – 2.08%
AT&T, Inc.	32,368	1,033,510
Verizon Communications, Inc.	1	40
		1,033,550

Electric Utilities – 4.36%
NextEra Energy, Inc.	12,707	1,161,292
Xcel Energy, Inc.	33,195	1,005,477
		2,166,769

Food & Staples Retailing – 2.12%
Sysco Corp.	29,181	1,051,100

Food Products – 2.08%
General Mills, Inc.	20,695	1,035,371

Health Care Equipment & Supplies – 4.73%
Becton Dickinson and Co.	10,513	1,211,308
STERIS Corp.	24,628	1,136,582
		2,347,890

Health Care Providers & Services – 2.23%
Owens & Minor, Inc.	31,871	1,106,561

Hotels, Restaurants & Leisure – 1.91%
McDonald’s Corp.	9,975	949,121

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

Household Products – 2.03%
Procter& Gamble Co.	12,790	$1,006,061

Industrial Conglomerates – 2.37%
3M Co.	8,747	1,178,483

Insurance – 4.12%
Chubb Corp.	11,424	999,372
Travelers Companies, Inc.	12,500	1,048,000
		2,047,372

IT Services – 4.86%
International Business Machines Corp.	6,043	1,118,982
Jack Henry & Associates, Inc.	22,310	1,296,881
		2,415,863

Leisure Equipment & Products – 2.33%
Polaris Industries, Inc.	8,651	1,159,494

Machinery – 2.69%
Illinois Tool Works, Inc.	16,184	1,335,181

Oil, Gas & Consumable Fuels – 4.05%
Chevron Corp.	8,485	978,575
Kinder Morgan, Inc.	32,409	1,032,227
		2,010,802

Pharmaceuticals – 7.13%
Johnson & Johnson	12,376	1,140,077
Merck & Co, Inc.	21,647	1,233,662
Novartis AG – ADR	14,031	1,167,099
		3,540,838

Road & Rail – 2.60%
Union Pacific Corp.	7,161	1,291,701

Semiconductors & Semiconductor Equipment – 7.40%
Analog Devices, Inc.	22,475	1,142,179
Intel Corp.	45,571	1,128,338
Xilinx, Inc.	26,863	1,402,248
		3,672,765

Technology Hardware, Storage & Peripherals – 2.68%
Apple, Inc.	2,525	1,328,756

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

Textiles, Apparel & Luxury Goods – 2.78%
VF Corp.	23,510	$1,377,451

Water Utilities – 1.97%
Aqua America, Inc.	38,866	979,035

Wireless Telecommunication Services – 1.59%
Vodafone Group PLC – ADR	19,010	790,231
TOTAL COMMON STOCKS (Cost $38,561,241)		41,108,221

MASTER LIMITED PARTNERSHIPS – 4.90%
Enterprise Products Partners, LP.	16,722	1,122,213
Magellan Midstream Partners, LP.	19,371	1,310,836
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $2,063,040)		2,433,049

REAL ESTATE INVESTMENT TRUSTS – 4.98%
Health Care REIT, Inc.	20,620	1,211,219
Realty Income Corp.	28,360	1,259,751
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $2,482,027)		2,470,970

SHORT-TERM INVESTMENTS – 3.59%
Fidelity Institutional Money Market Portfolio, 0.042% (a)	1,780,441	1,780,441
TOTAL SHORT-TERM INVESTMENTS (Cost $1,780,441)		1,780,441
TOTAL INVESTMENTS (Cost $44,886,749) – 96.24%		47,792,681
Other Assets in Excess of Liabilities – 3.76%		1,868,611
TOTAL NET ASSETS – 100.00%		$49,661,292

ADR – American Depositary Receipt
(a)	Variable rate security. The rate shown represents the rate at February 28, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Assets and Liabilities

February 28, 2014

Assets
Investments, at value (Cost $44,886,749)	$47,792,681
Dividends and interest receivable	139,915
Return of capital receivable	171,746
Receivable for Fund shares sold	1,268,601
Receivable for investments sold	421,813
Other assets	23,094
Total Assets	49,817,850

Liabilities
Payable for Fund shares redeemed	61,611
Payable to affiliates	46,567
Payable to Adviser	3,255
Payable for distribution fees	15,550
Accrued expenses and other liabilities	29,575
Total Liabilities	156,558
Net Assets	$49,661,292

Net assets consist of:
Paid-in capital	$46,936,554
Accumulated undistributed net investment loss	(6,485)
Accumulated net realized loss	(174,709)
Net unrealized appreciation (depreciation) on investments:	2,905,932
Net Assets	$49,661,292

Class A Shares
Net assets	$18,050,930
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,660,979
Net asset value and redemption price per share(2)	$10.87
Maximum offering price per share ($10.87/0.95)(1)	$11.44

Class C Shares
Net assets	$23,797,672
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,197,531
Net asset value, offering price and redemption price per share(2)	$10.83

Class I Shares
Net assets	$7,812,690
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	718,064
Net asset value, offering price and redemption price per share	$10.88

(1)	Reflects a maximum sales charge of 5.00%.
(2)
A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within one year of the purchase.  The CDSC on Class A shares is applied only to purchases of $500,000 that are redeemed within 12 months of purchase.  Redemption price per share is equal to net asset value less any redemption of CDSC fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Operations

For the Period Ended February 28, 2014(1)

Investment Income
Dividend income(2)	$647,099
Interest income	326
Total Investment Income	647,425

Expenses
Management fees	204,921
Distribution fees – Class C	124,450
Administration fees and accounting	87,674
Transfer agent fees and expenses	61,840
Federal and state registration fees	24,012
Distribution fees – Class A	19,016
Audit and tax fees	16,987
Custody fees	14,521
Chief Compliance Officer fees	12,004
Legal fees	9,991
Trustees’ fees and related expenses	6,637
Reports to shareholders	5,577
Other expenses	7,139
Total Expenses	594,769
Less waivers by Adviser (Note 4)	(149,948)
Net Expenses	444,821

Net Investment Income	202,604

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(238,821)
Net change in unrealized appreciation on investments	2,905,932

Net Realized and Unrealized Gain on Investments	2,667,111
Net Increase in Net Assets from Operations	$2,869,715

(1)	The Fund commenced operations on April 10, 2013.
(2)	Net of $6,345 in foreign withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund

Statement of Changes in Net Assets

Period Ended
February 28, 2014(1)
From Operations
Net investment income	$202,604
Net realized gain/(loss) on investments	(238,821)
Net change in unrealized appreciation on investments	2,905,932
Net increase in net assets from operations	2,869,715

From Distributions
Net investment income – Class A	(71,120)
Net investment income – Class C	(32,396)
Net investment income – Class I	(40,881)
Net realized gain on investments – Class A	(198)
Net realized gain on investments – Class C	(286)
Net realized gain on investments – Class I	(96)
Net decrease in net assets resulting from distributions paid	(144,977)

From Capital Share Transactions
Proceeds from shares sold – Class A	17,642,110
Proceeds from shares sold – Class C	24,404,849
Proceeds from shares sold – Class I	7,941,517
Net asset value of shares issued to shareholders in
reinvestment of distributions – Class A	62,523
Net asset value of shares issued to shareholders in
reinvestment of distributions – Class C	28,343
Net asset value of shares issued to shareholders in
reinvestment of distributions – Class I	38,268
Payments for shares redeemed – Class A	(514,844)
Payments for shares redeemed – Class C	(2,025,706)
Payments for shares redeemed – Class I	(640,506)
Net increase in net assets from capital share transactions	46,936,554
Total Increase in Net Assets	49,661,292

Net Assets
Beginning of Period	$—
End of Period	$49,661,292
Accumulated Undistributed Net Investment Loss	$(6,485)

(1)	The Fund commenced operations on April 10, 2013.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.00
Income from investment operations:
Net investment income(2)	0.11
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.92
Less distributions paid:
From net investment income	(0.05)
From net realized gain on investments(6)	(0.00)
Total distributions paid	(0.05)
Net Asset Value, End of Period	$10.87
Total Return(3)(4)	9.25%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$18,051
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.11%
After waivers and reimbursements of expenses(5)	1.50%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	0.62%
After waivers and reimbursements of expenses(5)	1.23%
Portfolio turnover rate(4)	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.00
Income from investment operations:
Net investment income(2)	0.04
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.85
Less distributions paid:
From net investment income	(0.02)
From net realized gain on investments(6)	(0.00)
Total distributions paid	(0.02)
Net Asset Value, End of Period	$10.83
Total Return(3)(4)	8.47%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$23,798
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	2.87%
After waivers and reimbursements of expenses(5)	2.25%
Ratio of net investment income (loss) to average net assets:
Before waivers and reimbursements of expenses(5)	(0.20)%
After waivers and reimbursements of expenses(5)	0.42%
Portfolio turnover rate(4)	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund – Class I

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
February 28, 2014(1)
Net Asset Value, Beginning of Period	$10.00
Income from investment operations:
Net investment income(2)	0.13
Net realized and unrealized gain on investments	0.81
Total from investment operations	0.94
Less distributions paid:
From net investment income	(0.06)
From net realized gain on investments(6)	(0.00)
Total distributions paid	(0.06)
Net Asset Value, End of Period	$10.88
Total Return(3)(4)	9.44%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$7,813
Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	1.92%
After waivers and reimbursements of expenses(5)	1.25%
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses(5)	0.75%
After waivers and reimbursements of expenses(5)	1.42%
Portfolio turnover rate(4)	13.41%

(1)	The Fund commenced operations on April 10, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements
February 28, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Dearborn Partners Rising Dividend Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to seek current income, rising income over time and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund currently offers three classes of shares, Class A, Class C and Class I. Each class of shares has identical rights and privileges except with respect to class specific expenses, and voting rights on matters affecting a single class of shares. The classes differ principally in their respective expenses.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class A shares are subject to a contingent deferred sales charge of 1.00% for purchases made at the $500,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original cost or the current market value of shares being redeemed. Class I shares are no-load shares.  Class A and Class C shares are subject to a 0.25% and 1.00% distribution fee, respectively.   The Fund became effective and commenced operations on April 10, 2013.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Dearborn Partners, L.L.C. (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities, including common stock, master limited partnerships and real estate investment trusts, listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”).  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2014:

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks(1)	$41,108,221	$—	$—	$41,108,221
Master Limited
Partnerships	2,433,049	—	—	2,433,049
Real Estate
Investment Trusts	2,470,970	—	—	2,470,970
Total Equity	46,012,240	—	—	46,012,240
Short-Term Investments	1,780,441	—	—	1,780,441
Total Investments
in Securities	$47,792,681	$—	$—	$47,792,681

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period with significant unobservable inputs which would be classified as Level 3.  During the period ended February 28, 2014, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers between levels as of the end of the reporting period.  The Fund did not hold financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the period ended February 28, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually, and as frequently as quarterly.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund. GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(f)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% and 1.00% of average daily net assets of the Class A and Class C shares, respectively. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trusts, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions based on the first in, first out method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from MLP and REIT securities that have been  classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended February 28, 2014:

Ordinary Income	$144,977
Long-Term Capital Gain	$—

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$44,886,751
Gross tax unrealized appreciation	3,623,088
Gross tax unrealized depreciation	(717,158)
Net tax unrealized appreciation	2,905,930
Undistributed ordinary income	57,629
Undistributed long-term capital gain	—
Total distributable earnings	57,629
Other accumulated losses	(238,821)
Total accumulated gains	$2,724,738

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and partnership adjustments.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2014, the following table shows the reclassifications made:

Undistributed Net	Accumulated Net
Investment	Realized
Income/(Loss)	Gain/(Loss)	Paid In Capital
$(64,692)	$64,692	$—

The permanent differences primarily relate to partnership adjustments and dividend reclasses.

At February 28, 2014, the Fund had short-term capital losses of $348, which will be carried forward indefinitely to offset future realized capital gains.

On March 31, 2014, the Fund declared and paid distributions from ordinary income of $46,576, $15,076 and $22,007, respectively, to the Class A, Class C and Class I shares to shareholders of record on March 28, 2014.

At February 28, 2014, the Fund deferred, on a tax basis, post-October losses of $238,473.

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 10, 2016, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed 1.50%, 2.25% and 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Class A, Class C and Class I shares, respectively. For the period ended February 28, 2014, expenses of $149,948 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Class A	Class C	Class I
February 28, 2017	$46,047	$76,695	$27,206

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and Class C shares, respectively for services to prospective Fund shareholders and distribution of Fund shares.  The following table details the fees earned pursuant to the 12b-1 Plan during the period ended February 28, 2014, as well as the fees owed as of February 28, 2014.

	Fees Earned	Fees Owed as of
	During Fiscal Year	February 28, 2014
Class A	$19,016	$4,141
Class C	$124,450	$11,409

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the period ended February 28, 2014, as well as the fees owed as of February 28, 2014.

	Fees Earned		Fees Owed as of
	During Fiscal Year		February 28, 2014
Administration and accounting	$87,674		$23,768
Custody	14,521		2,225
Transfer agent	61,811	(1)	17,570

(1)	This amount does not include sub-transfer agency fees, therefore it does not agree to the amount on the Statement of Operations.

The Fund also has a line of credit with U.S. Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the period ended February 28, 2014, the Fund was allocated $12,004 of the Trust’s Chief Compliance Officer fee.  At February 28, 2014, the Fund owed fees of $3,004 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended
February 28, 2014(1)
Class A
Shares sold	1,704,064
Shares redeemed	(48,879)
Shares issued to shareholders in reinvestment of distributions	5,794
Net increase	1,660,979

Class C
Shares sold	2,393,126
Shares redeemed	(198,229)
Shares issued to shareholders in reinvestment of distributions	2,634
Net increase	2,197,531

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

Class I
Shares sold	775,453
Shares redeemed	(60,932)
Shares issued to shareholders in reinvestment of distributions	3,543
Net increase	718,064

(1)  The Fund commenced operations on April 10, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 28, 2014, were $47,019,862 and $3,414,240, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2014, Robert W. Baird & Co. Inc., held 51.54%, 48.75% and 28.93% of the outstanding shares of Class A, Class C and Class I, respectively.  At February 28, 2014, Stifel Nicolaus & Co. Inc, held 29.51% of outstanding shares of Class C.  Additionally, at February 28, 2014, Pershing, LLC held 49.53% of Class I.

(10)	Line of Credit

At February 28, 2014, the Fund had a line of credit in the amount of $3,000,000, which matures on August 14, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% at February 28, 2014). The credit facility is with the Fund’s custodian, U.S. Bank.  During the period ended February 28, 2014, the Fund did not utilize the line of credit.

(11)	Recent Accounting Pronouncement

In January, 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This pronouncement requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities, (a) the gross amounts of those recognized assets and recognized liabilities, (b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities, (c) the net amount presented in the Statement of Assets and Liabilities, (d) the amounts subject to an enforceable MNA not included in (b), and (e) the net

Dearborn Partners Rising Dividend Fund
Notes to Financial Statements (Continued)
February 28, 2014

amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013. Management has determined that there is no impact of the ASU on the financial statements of the Fund for the period ended February 28, 2014.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Dearborn Partners Rising Dividend Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dearborn Partners Rising Dividend Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period April 10, 2013 (commencement of operations) through February 28, 2014.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dearborn Partners Rising Dividend Fund as of February 28, 2014, the results of its operations, changes in its net assets, and the financial highlights for the period April 10, 2013 (commencement of operations) through February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
April 29, 2014

Dearborn Partners Rising Dividend Fund
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Dearborn Partners Rising Dividend Fund
Additional Information
(Unaudited)

Tax Information

For the fiscal year ended February 28, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2013 was 100%.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 983-3380.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D.	Trustee	Indefinite	Professor and	35	Independent
Akers, Ph.D.		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 58			University		investment
			(2004–present).		company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing	35	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 70		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Trustee, Ramius
			and CCO, Granum		IDF fund
			Securities, LLC		complex (two
			(a broker-dealer)		closed-end
			(1997–2007).		investment
Interested Trustee and Officers					companies).

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

             Dearborn Partners Rising Dividend Fund
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Vice-President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at (888) 983-3380. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, (888) 983-3380, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (888) 983-3380 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Dearborn Partners Rising Dividend Fund

Investment Adviser	Dearborn Partners, L.L.C.
200 West Madison Street
Suite 1950
Chicago, Illinois 60606

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

DP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 2/28/14
Audit Fees	$14,000
Audit-Related Fees	0
Tax Fees	3,000
All Other Fees	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 2/28/14
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/14
Registrant	$0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics if files herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*/s/John Buckel
John Buckel, President

Date   April 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/John Buckel
John Buckel, President

Date   April 30, 2014

By (Signature and Title)* /s/ Jennifer Lima
 Jennifer Lima, Treasurer

Date April 30, 2014

* Print the name and title of each signing officer under his or her signature.